UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2007

                                 SUPERVALU INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   1-5418                      41-0617000
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


           11840 Valley View Road
           Eden Prairie, Minnesota                      55344
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  (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code (952) 828-4000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 5.02         Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On February 8, 2007, the Board of Directors of SUPERVALU INC. (the "Company") approved a plan of retirement for John H. Hooley, executive vice president and president, Retail East. On February 13, 2007, the Company issued a press release announcing that Mr. Hooley plans to retire from the company later this spring, a copy of the press release is attached as Exhibit 99.1 to this report.

         In connection with Mr. Hooley's retirement, the Company amended the Restricted Stock Unit Award Agreement, dated as of December 1, 2003 (the "RSU Agreement"), between Mr. Hooley and the Company, to provide that, as of April 27, 2007, which is the effective date of Mr. Hooley's retirement, 22,800 of the restricted stock units previously issued under the RSU Agreement will vest and the remaining 17,200 restricted stock units will be forfeited. Under the RSU Agreement, as amended, and subject to its terms, on the date Mr. Hooley reaches age 60 or earlier upon his death, one share of the Company's common stock will be issued, without restriction, for each restricted stock unit that has vested as of such date.

         The foregoing summary of the terms of the RSU Agreement, as amended, is qualified in its entirety by reference to (a) Amendment No. 1 to Restricted Stock Unit Award Agreement, dated as of February 14, 2007, a copy of which is attached as an exhibit to this report, and (b) the RSU Agreement, a copy of which was filed as Exhibit 10.27 to the Company's Annual Report on Form 10-K for the period ended February 28, 2004.

            In addition, the Company announced that as of April 27, 2007, Mike Jackson, the Company's president and chief operating officer, will lead the Company's Retail East operations and Janel Haugarth, executive vice president and president and chief operating officer of Supply Chain Services, will now report directly to Jeff Noddle, the chairman and CEO, and will be responsible for all supply chain activities, including Total Logistic Control (TLC), the company's third-party logistics offering.


Item 9.01         Financial Statements and Exhibits.

      (c)  Exhibits.

          Exhibit Number        Description

          99.1                  Press release of SUPERVALU INC. dated
                                February 13, 2007
          99.2 Amendment No. 1 to Restricted Stock Unit Award Agreement dated as of February 14, 2007 between John H. Hooley and SUPERVALU INC.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 SUPERVALU INC.
                                                 (Registrant)

Date:  February 14, 2007

                                           By:  /s/ Burt M. Fealing
                                              -------------------------------
                                              Corporate Secretary
                                              (Authorized Officer of Registrant)


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                                  EXHIBIT INDEX



Exhibit      Description of Exhibit
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99.1           Press release of SUPERVALU INC. dated February 13, 2007
99.2 Amendment No. 1 to Restricted Stock Unit Award Agreement dated as of February 14, 2007 between John H. Hooley and SUPERVALU INC.